UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)2))

☐	Definitive Information Statement

SINGLEPOINT INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction, computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Regulation 14C

of the Securities Exchange Act of 1934 as amended

SINGLEPOINT INC.

2999 North 44th Street, Suite 530

Phoenix, Arizona 85018

Telephone: (855) 711-2009

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement (the “Information Statement”) has been filed with the Securities and Exchange Commission (the “Commission”) and is being furnished to the holders (the “Stockholders”) of shares of common stock, par value $0.0001 per share (the “Common Stock”), of Singlepoint Inc., a Nevada Company (the “Company”) for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. We are sending you this Information Statement to notify you that on or about December 18, 2019, the Stockholders holding the voting power of a majority of our Common Stock (the “Majority Stockholders”) approved the following actions (the “Corporate Actions”) by written consent in lieu of a meeting of Stockholders:

(i) An Amendment and Restatement of the Articles of Incorporation of the Corporation in the form attached hereto as Appendix A (the “Amended and Restated Articles of Incorporation”);

(ii) An Amendment and Restatement of the Bylaws of the Corporation in the form attached hereto as Appendix B (the “Amended and Restated Bylaws”); and

(iii) Create the Singlepoint Inc. 2019 Equity Incentive Plan in the form attached hereto as Appendix C.

As described in this Information Statement, the Majority Stockholders, collectively representing approximately 63.8% of the voting power of the shares of Common Stock of the Company as of the Record Date, approved the Corporate Actions by written consent in lieu of a meeting of Stockholders. Our Board of Directors ratified the foregoing Corporate Actions by written consent on December 5, 2019.

Our Board of Directors is not soliciting your proxy or consent in connection with the Corporate Actions. You are urged to read this Information Statement carefully and in its entirety for a description of the Corporate Actions taken by the Majority Stockholders. Stockholders who were not afforded an opportunity to consent or otherwise vote with respect to the Corporate Actions taken have no right under Nevada corporate law or the Company’s Articles of Incorporation or Bylaws to dissent or require a vote of all Stockholders.

The Corporate Actions will not become effective before a date which is twenty (20) calendar days after this Information Statement is first mailed or otherwise sent to Stockholders. The Information Statement is being mailed or otherwise sent on or about ______________, 2019, to Stockholders of record on the Record Date. The entire cost of furnishing this Information Statement will be borne by the Company.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(c) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

By order of the Board of Directors of

Singlepoint Inc.

/s/ Greg Lambrecht
Greg Lambrecht Chairman of the Board/CEO

Date: December 23, 2019

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GENERAL INFORMATION

This Information Statement is being first mailed or sent on or about __________, 2019, to stockholders of the Company by the Board of Directors of the Company (the “Board of Directors”) to provide material information regarding the Corporate Actions that have been approved by the Written Consent of the Stockholders holding the voting power of a majority of our Common Stock. Only one copy of this Information Statement is being delivered to two or more stockholders who share an address unless we have received contrary instruction from one or more of such stockholders. We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company’s executive offices at the address specified above. The entire cost of furnishing this Information Statement will be borne by the Company.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE APPROVAL OF THE CORPORATE ACTIONS.

FORWARD-LOOKING STATEMENTS

This Information Statement and the other reports filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements expressed or implied by any such forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or other variations on these words or words of similar import. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors. In light of these uncertainties, stockholders are cautioned not to place undue reliance on the information contained in forward-looking statements. Except as specified in applicable SEC regulations, the Company is not under any obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

CONSENTING STOCKHOLDERS

On December 5, 2019, the Board unanimously adopted resolutions declaring the advisability of, and recommending that stockholders approve the adoption of the Corporate Actions. In connection with the adoption of such resolutions, the Board elected to seek the written consent of the holders of a majority of the voting power of the common stock of the Company.

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On December 18, 2019 the following shareholders, representing approximately 63.8% of the votes of the Common Stock, executed a written consent in lieu of a special meeting of stockholders, approving the Corporate Actions:

Name	Title	# Shares Common Stock	# Shares of Class A Preferred Stock	# Votes Cast Class A Preferred Stock Votes (2)	Total Votes Cast	Total Percentage of Votes Cast (1)
Gregory P. Lambrecht	Chairman of the Board/CEO/CFO	112,384,361	30,050,000	1,502,500,000	1,614,884,361	38.4%
Eric Lofdahl	Director/CTO	23,545,000	10,350,000	517,500,000	541,045,000	12.9
William Ralston	Director/President	11,469,573	8,800,000	440,000,000	451,469,573	10.7
Venugopal Aravamudan	Director	25,030,000	1,000,000	50,000,000	75,030,000	1.8
Jeffrey Nomura	Director	1,551,750	0	0	1,551,750	*
Total		173,980,684	53,200,000	2,510,000,000	2,683,980,684	63.8

•	Less than One Percent (1%).

(1)	Based on 1,698,279,820 shares of Common Stock issued and outstanding, plus 2,510,000,000 represented by the voting power of the Class A Preferred Stock.

(2)	On any matter presented to the stockholders of the Company for their action or consideration at any meeting of stockholders of the Company (or by written consent of stockholders in lieu of meeting), each holder of outstanding shares of Class A Convertible Preferred Stock shall be entitled to cast the number of votes equal to the number of Class A Convertible Preferred Stock held by such holder as of the record date for determining stockholders entitled to vote on such matter multiplied by fifty (50).

The Company is not seeking written consent from any of our other stockholders. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of providing stockholders advance notice of the actions taken, as required by the Exchange Act.

OUTSTANDING VOTING SECURITIES

The Company is currently authorized to issue up to 2,000,000,000 shares of Common Stock, and 60,000,000 shares of Series A Convertible Preferred Stock (“Class A Stock”). As of the Record Date, we had 1,698,279,820 shares of Common Stock issued and outstanding, and 53,200,000 shares of Class A Stock issued and outstanding. Each share of Class A Stock is convertible at any time into 25 shares of common stock. No dividends are payable unless declared by the Board of Directors. Each share of Class A Stock votes with the shares of Common Stock and is entitled to 50 votes per share and ranks senior to all other classes of stock in liquidation in the amount of $1 per share.

Dissenting Stockholders

Under Nevada law, stockholders are not entitled to dissenters’ rights with respect to the Actions contemplated hereby.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth, as of the Record Date, certain information concerning the beneficial ownership of our capital stock, including our common stock, and Class A Convertible Preferred Stock, by:

☐	each stockholder known by us to own beneficially 5% or more of any class of our outstanding stock;
☐	each director;
☐	each named executive officer;
☐	all of our executive officers and directors as a group; and
☐	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of any class of our outstanding stock.

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As of the Record Date, the Company had authorized 2,000,000,000 shares of common stock and 60,000,000 shares of Class A Stock. There were 1,698,279,820 shares of common stock and 53,200,000 shares of Class A Stock outstanding as of the Record Date. Each share of Class A Stock is convertible at any time into twenty five (25) shares of common stock. Each share of Class A Convertible Preferred Stock votes with the shares of Common Stock and is entitled to fifty (50) votes per share.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of the Record Date are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, we believe the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable.

Security Ownership of Certain Beneficial Owners

Title of Class	Name and Address of Beneficial Owner	Amount and nature of beneficial ownership	Percent of Class
Class A Convertible Preferred Stock	Govindan Gowrishankar (1)	3,000,000	5.6%

_________

(1) Mr. Gowrishankar served on the Board of Directors of the Company from December 2011 until May 2017.

Security Ownership of Management

Title of Class	Name and Address of Beneficial Owner (1)	Amount and nature of beneficial ownership	Percent of Class
Common Stock	Gregory P. Lambrecht (2)	112,384,361	6.7%
	Eric Lofdahl (3)	23,545,000	1.4%
	Venugopal Aravamudan (4)	25,030,000	1.5%
	William Ralston (5)	11,469,573	*
	Jeffrey Nomura (6)	1,551,750	*
	Executive Officers and Directors as a Group	173,980,684	10.2%

Class A Convertible Preferred Stock	Gregory P. Lambrecht	30,050,000	56.5%
	Eric Lofdahl (3)	10,350,000	19.5%
	Venugopal Aravamudan	1,000,000	1.9%
	William Ralston	8,800,000	16.694.4%
	Jeffrey Nomura	-	-
	Executive Officers and Directors as a Group	50,200,000	94.4%

________

* Less than 1%.

(1) The address for the above individuals is c/o Singlepoint Inc. 2999 N. 44th St. Suite 530 Phoenix, Arizona 85018.

(2) Mr. Lambrecht is the Chairman of the Board, Chief Executive Officer and Chief Financial Officer of the Company.

(3) Mr. Lofdahl is the Chief Technical Officer and a Director of the Company. Includes 6,100,000 shares of Class A Preferred Stock held in an entity controlled by Mr. Lofdahl.

(4) Mr. Aravamudan is a Director of the Company.

(5) Mr. Ralston is the President and a Director of the Company.

(6) Mr. Nomura is a Director of the Company.

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ACTION ONE

AMENDED AND RESTATED ARTICLES OF INCORPORATION

The Board of Directors of the Company has determined it is in the best interests of the Company to Amend and Restate its Articles of Incorporation in the form attached hereto (the “Amended and Restated Articles”). The primary reasons for the Amended and Restated Articles are to increase the number of authorized shares of Common Stock of the Company to Five Billion and the number of authorized shares of Preferred Stock to One Hundred Million, and to provide more organization to the Articles of Incorporation of the Company given the number of amendments which have been enacted. The increase in number of authorized shares of Common Stock is needed to fulfill our obligations under certain convertible instruments which are currently outstanding and will better prepare the Company for its future potential growth, whether it be via the issuance of shares to personnel, acquisitions or financing activities. At the present time there are no definitive arrangements for the issuance of any shares of common stock or preferred stock.

The Company’s issuance of any additional shares of common stock and preferred stock may also dilute both the equity interests and the earnings per share of our existing common stockholders. Such dilution may be substantial, depending on the number of shares issued and the voting and/or conversion rights, if any, that the Company may designate for the preferred stock in the future.

The Company intends to file the Articles of Amendment with the Secretary of State of Nevada promptly when permitted pursuant to applicable rules and regulations.

ACTION 2

AMENDED AND RESTATED BYLAWS

The Board of Directors of the Company has determined it is in the best interests of the Company to Amend and Restate its Bylaws in the form attached hereto (the “Amended and Restated Bylaws”). The primary reasons for the Amended and Restated Bylaws are to provide more organization to the Bylaws and to generally update the bylaws as the original bylaws of the Company we enacted upon inception of the Company.

ACTION 3

CREATION OF SINGLEPOINT INC.

2019 EQUITY INCENTIVE PLAN

On December 5, 2019, the Board of Directors approved the creation of the Singlepoint Inc. 2019 Equity Incentive Plan (the “Plan”), which the Majority Stockholders approved on December 18, 2019.

The Plan is the only plan under which equity-based compensation may currently be awarded to our employees, officers, directors and consultants. In order to enable us to offer meaningful equity-based incentives to our employees, officers, directors and consultants, the Board of Directors believe it is in the best interest of our Company and our Stockholders to approve the creation of the Plan for the issuance of equity incentive awards, such as options, restricted stock and stock appreciation rights, in order to attract and retain qualified personnel, directors and consultants and align their interests with those of the Company’s stockholders.

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Summary Description

The following description is intended to be a summary of the material provisions of the Plan. It does not purport to be a complete description of all the provisions of the Plan and is qualified in its entirety by reference to the complete text of the Plan annexed hereto. Capitalized terms used in the following summary and not otherwise defined in this Information Statement have the meanings set forth in the Plan.

Purpose and Eligible Participants. The purpose of the Plan is to promote the success of the Company and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons. The Administrator may grant awards under the Plan only to those persons that the Administrator determines to be Eligible Persons An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Company or one of its Subsidiaries; (b) a director of the Company or one of its Subsidiaries; or (c) an individual consultant who renders bona fide services (other than services in connection with the offering or sale of securities of the Company or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Company or one of its Subsidiaries) to the Company or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Company’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Company, or the Company’s compliance with any other applicable laws.

Types of Awards. The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

Stock Options. A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator

Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the number of shares of Common Stock being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the SAR is exercised, over (ii) the Fair Market Value of a share of Common Stock on the date the SAR was granted as specified in the applicable award agreement. The maximum term of a SAR shall be ten (10) years.

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Restricted Shares. Restricted shares are shares of Common Stock subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Administrator may determine at the date of grant or thereafter. Except to the extent restricted under the terms of this Plan and the applicable award agreement relating to the restricted stock, a participant granted restricted stock shall have all of the rights of a stockholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Administrator).

Restricted Share Units.

(a) Grant of Restricted Share Units. A restricted share unit, or “RSU”, represents the right to receive from the Corporation on the respective scheduled vesting or payment date for such RSU, one share of Common Stock. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine, subject to the provisions of this Plan. At the time an award of RSUs is made, the Administrator shall establish a period of time during which the restricted share units shall vest and the timing for settlement of the RSU.

(b) Dividend Equivalent Accounts. Subject to the terms and conditions of the Plan and the applicable award agreement, as well as any procedures established by the Administrator, prior to the expiration of the applicable vesting period of an RSU, the Administrator may determine to pay dividend equivalent rights with respect to RSUs, in which case, the Corporation shall establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the shares of Common Stock underlying each RSU. Each amount or other property credited to any such account shall be subject to the same vesting conditions as the RSU to which it relates. The participant shall have the right to be paid the amounts or other property credited to such account upon vesting of the subject RSU.

(c) Rights as a Stockholder. Subject to the restrictions imposed under the terms and conditions of this Plan and the applicable award agreement, each participant receiving RSUs shall have no rights as a stockholder with respect to such RSUs until such time as shares of Common Stock are issued to the participant. No shares of Common Stock shall be issued at the time a RSU is granted, and the Company will not be required to set aside a fund for the payment of any such award. Except as otherwise provided in the applicable award agreement, shares of Common Stock issuable under an RSU shall be treated as issued on the first date that the holder of the RSU is no longer subject to a substantial risk of forfeiture as determined for purposes of Section 409A of the Code, and the holder shall be the owner of such shares of Common Stock on such date. An award agreement may provide that issuance of shares of Common Stock under an RSU may be deferred beyond the first date that the RSU is no longer subject to a substantial risk of forfeiture, provided that such deferral is structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

Section 162(m) Performance-Based Awards. Without limiting the generality of the foregoing, any of the types of awards listed in Sections 5.1.4 through 5.1.7 above may be, and options and SARs granted with an exercise or base price not less than the Fair Market Value of a share of Common Stock at the date of grant (“Qualifying Options” and “Qualifying SARs,” respectively) typically will be, granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code. The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using the Business Criteria provided for below for the Corporation on a consolidated basis or for one or more of the Corporation’s Subsidiaries, segments, divisions or business units, or any combination of the foregoing. Such criteria may be evaluated on an absolute basis or relative to prior periods, industry peers or stock market indices.

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Number of Shares. Subject to adjustment as provided in the Plan, 100,000,000 shares of Common Stock are available for issuance in connection with awards granted under the Plan.

Administration. This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee or individual (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law.

Effective Date and Termination. This Plan was approved by the Board and became effective on December 5, 2019. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on December 5, 2029. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

Federal Income Tax Matters

Options. Under present law, an optionee will not recognize any taxable income on the date an ISO is granted pursuant to the Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Company’s Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which ISOs are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must comply with applicable tax withholding requirements.

ISOs granted under the Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. This favorable tax treatment for the optionee, and the denial of a deduction for the Company, will not, however, apply if the optionee disposes of the shares acquired upon the exercise of an incentive stock option within two years from the granting of the option or one year from the receipt of the shares.

Restricted Stock Awards. Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the risks of forfeiture restrictions lapse. Alternatively, if a recipient makes an election under Section 83(b) of the Internal Revenue Code, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

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Restricted Stock Units. A recipient of restricted stock units will generally recognize compensation taxable as ordinary income in an amount equal to the fair market value of the shares (or the amount of cash) distributed to settle the restricted stock units on the vesting date(s). The Company normally will receive a corresponding deduction at the time of vesting, equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Performance Awards. A recipient of performance awards will recognize compensation taxable as ordinary income equal to the value of the shares of Company Common Stock or the cash received, as the case may be, in the year that the recipient receives payment. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Stock Appreciation Rights. Generally, a recipient of a stock appreciation right will recognize compensation taxable as ordinary income equal to the value of the shares of Company Common Stock or the cash received in the year that the stock appreciation right is exercised. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION WITH RESPECT TO THE GRANT AND EXERCISE OF AWARDS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN INDIVIDUAL’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH ANY ELIGIBLE INDIVIDUAL MAY RESIDE.

Future Awards under the Plan. Awards under the Plan are granted at the discretion of the Administrator. Accordingly, future awards under the Plan are not determinable.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no director or officer of the Company, proposed nominee for election as a director of the Company or associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon.

WHERE YOU CAN GET ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports, proxy statements and other information with the U.S. Securities and Exchange Commission. Such reports, proxy statements and other information are available on the Commission’s website at www.sec.gov. We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy our reports or other filings made with the SEC at the SEC’s Public Reference Room, located at 100 F Street, N.E., Room 1580, Washington, DC 20549. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access these reports and other filings electronically on the SEC’s web site, www.sec.gov.

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DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

We will send only one Information Statement and other corporate mailings to Stockholders who share a single address unless we receive contrary instructions from any Stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a Stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Information is to be mailed.

APPENDIX

Appendix A – Amended and Restated Articles of Incorporation (Including Certificate of Designation for Series A Preferred Stock).

Appendix B - Amended and Restated Bylaws.

Appendix C - Singlepoint Inc. 2019 Equity Incentive Plan.

By order of the Board of Directors,

Date: December 23, 2019	/s/ Greg Lambrecht
Greg Lambrecht
Board of Directors

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Appendix A

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF SINGLEPOINT INC

SINGLEPOINT INC., a corporation organized and existing under the laws of the State of Nevada, does hereby certify that:

1.	The original Articles of Incorporation were filed with the Secretary of State of Nevada on October 17, 2007;

2.	Certificate of Designation for Class A Convertible Stock was filed with the Secretary of State of Nevada on October 18, 2007;

3.	A Certificate of Change were filed with the Secretary of State of Nevada on April 17, 2008;

4.	Amendment to Certificate of Designation for Class A Convertible Stock was filed with the Secretary of State of Nevada on May 17, 2013;

5.	Certificate of Amendment to the Articles of Incorporation were filed with the Secretary of State of Nevada on June 25, 2013;

6.	Certificate of Amendment to the Articles of Incorporation were filed with the Secretary of State of Nevada on July 1, 2013;

7.	Amendment to Certificate of Designation for Class A Convertible Stock was filed with the Secretary of State of Nevada on November 15, 2015;

8.	Certificate of Amendment to the Articles of Incorporation were filed with the Secretary of State of Nevada on July 25, 2016;

9.	Amendment to Certificate of Designation for Class A Convertible Stock was filed with the Secretary of State of Nevada on July 25, 2016;

10.	Certificate of Amendment to the Articles of Incorporation were filed with the Secretary of State of Nevada on July 26, 2016;

11.	Certificate of Correction filed with the Secretary of State of Nevada on July 29, 2016;

12.	Certificate of Amendment to the Articles of Incorporation were filed with the Secretary of State of Nevada on August 17, 2017;

13.	Amendment to Certificate of Designation for Class A Convertible Stock was filed with the Secretary of State of Nevada on August 31, 2017;

14.

The following Amended and Restated Articles of Incorporation was duly proposed by the Corporation’s Board of Directors and adopted by the Corporation’s stockholders in accordance with the provisions of corporation statutes of State of Nevada.

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FIRST: The name of the Corporation is SINGLEPOINT INC.

SECOND: The registered office or place of business in the state of Nevada is to be located at 701 S CARSON ST STE 200, Carson City, NV, 89701, USA and the name of its registered agent is National Registered Agents, Inc.

THIRD: The nature of the business, or objects or purposes to be transacted, promoted, or carried on, are those necessary to engage in any lawful act or activity for which corporations may be organized under the corporation statutes of state of Nevada.

FOURTH: The total number of shares of stock of all classes which the Corporation shall have authority to issue is 5,100,000,000 shares, of which 5,000,000,000 shares shall be Common Stock of the par value of $.0001 each (hereinafter called “Common Stock”) and 100,000,000 shares shall be Preferred Stock of the par value of $.0001 each (hereinafter called “Preferred Stock”), with 60,000,000 shares of Preferred Stock designated as Class A Convertible Preferred Stock with the designations, powers, preferences, and rights and the qualifications, limitations, or restrictions thereof set forth in the Amended and Restated Certificate of Designation for the Class A Convertible Preferred Stock annexed hereto.

The designations and the powers, preferences, and rights and the qualifications, limitations, or restrictions thereof of the shares of each class are as follows:

1.

The Common or Preferred Stock may be issued from time to time in one or more series, the shares of each series to have such voting powers, full or limited, and such designations, preferences, and relative, participating, optional, or other special rights and qualifications, limitations, or restrictions thereof as are stated and expressed herein or in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors as hereinafter provided.

2.

Authority is hereby expressly granted to the Board of Directors of the Corporation, subject to the provisions of this Article FOURTH and to the limitations prescribed by law, to authorize the issue of one or more series of Common or Preferred Stock and with respect to each such series to fix by resolution or resolutions providing for the issue of such series the voting powers, full or limited, if any, of the shares of such series and the designations, preferences, and relative, participating, optional, or other special rights and the qualifications, limitations, or restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, the determination or fixing of the following:

(a)	The designation of such series.

(b)

The dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes of stock, and whether such dividends shall be cumulative or noncumulative.

(c)	Whether the shares of such series shall be subject to redemption by the Corporation and, if made subject to such redemption, the times, prices, and other terms and conditions of such redemption.

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(d)	The terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series.

(e)

Whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of stock of the Corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange.

(f)	The extent, if any, to which the holders of the shares of such series shall be entitled to vote with respect to the election of directors or otherwise.

(g)	The restrictions, if any, on the issue or reissue of any additional Common or Preferred Stock.

(h)	The rights of the holders of the shares of such series upon the dissolution of, or upon the distribution of assets of the Corporation (“Liquidation Preferences”).

3.

Except as otherwise required by law and except for such voting powers with respect to the election of directors or other matters as may be stated in the resolution or resolutions of the Board of Directors providing for the issue of any series of Common or Preferred Stock, the holders of any such series and class of stock shall vote together and not as a separate class except as specifically provided by subsequent resolution or resolutions of the Board of Directors or as otherwise required by law. Subject to such restrictions as may be stated in the resolution or resolutions of the Board of Directors providing for the issue of any series of Common or Preferred Stock, any amendment to the Articles of Incorporation which shall increase or decrease the authorized stock of any class or classes may be adopted by the affirmative vote of the holders of a majority of the outstanding shares of the stock of the Corporation entitled to vote for the election of directors (“Voting Stock”).

4.

No holder of stock of any class of the Corporation shall have, as such holder, any preemptive or preferential right of subscription to any stock of any class of the Corporation or to any obligations convertible into stock of the Corporation, issued or sold, or to any right of subscription to, or to any warrant or option for the purchase of any thereof, other than such (if any) as the Board of Directors of the Corporation, in its discretion, may determine from time to time.

5.

The Corporation may from time to time issue and dispose of any of the authorized and unissued shares of Common or Preferred Stock for such consideration not less than its par value, as may be fixed from time to time by the Board of Directors, without action by the stockholders. The Board of Directors may provide for payment therefore to be received by the Corporation in cash, property, or services. Any and all such shares of the Common or Preferred Stock of the Corporation the issuance of which has been so authorized, and for which consideration so fixed by the Board of Directors has been paid or delivered, shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon.

FIFTH: The Corporation is to have perpetual existence.

SIXTH: The private property of the stockholders shall not be subject to the payment of corporate debts.

SEVENTH: Any action by stockholders of the Corporation shall be taken at a meeting of stockholders and no action may be taken by written consent of stockholders entitled to vote upon such action unless such action complies with the voting requirements as set forth in this Amendment and Restatement to the Articles of Incorporation in conjunction with the Amended and Restated By-Laws of the Corporation.

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EIGHTH: Subject to the provisions of the laws of the State of Nevada, the following provisions are adopted for the management of the business and for the conduct of the affairs of the Corporation, and for defining, limiting, and regulating the powers of the Corporation, the directors, and the stockholders:

(a)	The books of the Corporation may be kept outside the State of Nevada at such place or places as may from time to time be designated by the Board of Directors.

(b)

The business of the Corporation shall be managed by its Board of Directors, and the Board of Directors shall have power to exercise all the powers of the Corporation, including (but without limiting the generality hereof) the power to create mortgages upon the whole or any part of the property of the Corporation, real or personal, without any action of or by the stockholders, except as otherwise provided by statute or by the By-Laws.

(c)

The number of directors shall be fixed by the By-Laws, subject to alteration from time to time by amendment of the By-Laws either by the Board of Directors or the stockholders. An increase in the number of directors shall be deemed to create vacancies in the Board, to be filled in the manner provided in the By-Laws. Any director or any officer elected or appointed by the stockholders or by the Board of Directors may be removed in such manner as shall be provided in the By-Laws.

(d)

The Board of Directors shall have power to make and alter By-Laws, subject to such restrictions upon the exercise of such power as are contained in this Amendment to the Article of Incorporation or the By-Laws and amendments thereto.

(e)

The Board of Directors shall have power, in its discretion, to fix, determine, and vary from time to time the amount to be retained as surplus and the amount or amounts to be set apart out of any of the funds of the Corporation available for dividends as working capital or a reserve or reserves for any proper purpose, and to abolish any such reserve in the manner in which it was created.

(f)

The Board of Directors shall have power, in its discretion, from time to time to determine whether and to what extent and at what times and places and under what conditions and regulations the books and accounts of the Corporation, or any of them, other than the stock ledger, shall be open to the inspection of stockholders; and no stockholder shall have any right to inspect any account, book, or document of the Corporation, except as conferred by law or authorized by resolution of the directors or the stockholders.

(g)

Upon any sale, exchange, or other disposal of the property and/or assets of the Corporation, payment therefore may be made either to the Corporation or directly to the stockholders in proportion to their interests, upon the surrender of their respective stock certificates, or otherwise, as the Board of Directors may determine.

(h)	The right to cumulate votes in the election of directors shall not exist with respect to shares of stock of the Corporation.

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(i)

In case the Corporation shall enter into any contract or transact any business with one or more of its directors, or with any firm of which any director is a member, or with any corporation or association of which any director is a stockholder, director, or officer, such contract or transaction shall not be invalidated or in any way affected by the fact that such director has or may have an interest therein which is or might be adverse to the interests of the Corporation, even though the vote of such director might have been necessary to obligate the Corporation upon such contract or transaction; provided, that the fact of such interest shall have been disclosed to the other directors or the stockholders of the Corporation, as the case may be, acting upon or with reference to such contract or transaction.

(j)

Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Nevada may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for the Corporation, or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of the corporation statutes of the state of Nevada, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the court directs. If a majority in number representing three- fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, said compromise or arrangement and said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

NINTH: The Corporation reserves the right to amend, alter, change, add to, or repeal any provision contained in this Articles of Incorporation in the manner now or hereafter prescribed by statute; and all rights herein conferred are granted subject to this reservation.

TENTH: To the full extent provided by the corporation statutes of the state of Nevada as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of directors, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for conduct as a director. Any amendment to or repeal of this Article TENTH shall not adversely affect any right or protection of a director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

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IN WITNESS WHEREOF, the undersigned has signed this Amended and Restated Articles of Incorporation this ______ day of __________ 2019.

By:

Its:

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AMENDED AND RESTATED

CERTIFICATE OF DESIGNATION

OF

CLASS A CONVERTIBLE PREFERRED STOCK

OF

SINGLEPOINT INC.

Section 1. Designation and Number of Shares. There is hereby designated out of the authorized and unissued shares of preferred stock of the Company a series of preferred stock designated as the “Class A Convertible Preferred Stock” (the “Class A Convertible Preferred Stock”). The authorized number of shares of Class A Convertible Preferred Stock shall be Sixty Million (60,000,000). Each share of Class A Convertible Preferred Stock shall be identical in all respects to every other share of Class A Convertible Preferred Stock. The Class A Convertible Preferred Stock shall senior to Junior Stock with respect to the payment of dividends and the distribution of assets in the event of any dissolution, liquidation or winding up of the Company.

Section 2. Definitions. All capitalized terms not defined in this Section 2 shall have the meanings set forth elsewhere in this Certificate of Designation. As used herein with respect to Class A Convertible Preferred Stock:

(a) “Certificate of Designation” means this Certificate of Designation or comparable instrument relating to the Class A Convertible Preferred Stock, as it may be amended from time to time.

(b) “Common Stock” means the common stock, par value $0.0001 per share, of the Company.

(c) “Junior Stock” means the Common Stock and any other class or series of stock of the Company the terms of which expressly provide that it ranks junior to Class A Convertible Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Company. The term “Junior Stock” shall exclude the Class A Convertible Preferred Stock.

(d) “Parity Stock” means any class or series of stock of the Company (other than Class A Convertible Preferred Stock) the terms of which do not expressly provide that such class or series will rank senior or junior to Class A Convertible Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Company (in each case without regard to whether dividends accrue cumulatively or non-cumulatively).

(e) “Preferred Stock” means any and all series of preferred stock of the Company, including the Class A Convertible Preferred Stock.

(f) “Series A Original Issue Date” shall mean the date on which such share of Class A Convertible Preferred Stock was issued.

Section 3. Dividends. The holders of the Class A Convertible Preferred Stock shall be entitled to receive Common Stock dividends when, as, if and in the amount declared by the directors of the Company to be paid in cash or in the then current market value of the Company’s common stock.

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Without prior written consent of the majority of the Class A Convertible Preferred Stock, so long as any shares of Class A Convertible Preferred Stock shall be outstanding, the Company shall not declare or pay on any Junior Stock any dividend whatsoever, whether in cash, property or otherwise, nor shall the Company make any distribution on any Junior Stock, nor shall any Junior Stock be purchased or redeemed by the Company or any of its subsidiaries of which it owns not less than 51% of the outstanding voting stock, nor shall any monies be paid or made available for a sinking fund for the purchase or redemption of any Junior Stock, unless all dividends to which the holders of Series A shall have been entitled for all previous dividend periods, if any, shall have been paid or declared.

Section 4. Liquidation, Dissolution or Winding Up; Certain Mergers, Consolidations and Asset Sales.

4.1 Payments to Holders of Class A Convertible Preferred Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of shares of Class A Convertible Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders before any payment shall be made to the holders of Common Stock and Junior Stock by reason of their ownership thereof, an amount per share equal to any dividends declared but unpaid thereon.

4.2 Payments to Holders of Common Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, after the payment of all preferential amounts required to be paid to the holders of shares of the Class A Convertible Preferred Stock, the remaining assets of the Company available for distribution to its stockholders shall be distributed among the holders of shares of Junior Stock and Common Stock, pro rata based on the number of shares held by each such holder.

Section 5. Voting.

5.1 General. On any matter presented to the stockholders of the Company for their action or consideration at any meeting of stockholders of the Company (or by written consent of stockholders in lieu of meeting), each holder of outstanding shares of Class A Convertible Preferred Stock shall be entitled to cast the number of votes equal to the number of Class A Convertible Preferred Stock held by such holder as of the record date for determining stockholders entitled to vote on such matter multiplied by fifty (50). Except as provided by law or by the other provisions of the Articles of Incorporation, holders of Class A Convertible Preferred Stock shall vote together with the holders of Common Stock as a single class. The voting rights of the Class A Convertible Preferred Stock shall not be adjusted pursuant to any subdivision or combination of the Common Stock.

5.2 Class A Convertible Preferred Stock Protective Provisions. At any time when shares of Class A Convertible Preferred Stock are outstanding, the Company shall not, either directly or indirectly by amendment, merger, consolidation or otherwise, do any of the following without (in addition to any other vote required by law or the Articles of Incorporation) the written consent or affirmative vote of the holders of at least majority of the then outstanding shares of Class A Convertible Preferred Stock or all the holders of the Class A Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class:

5.2.1. amend, alter or repeal any provision of the Articles of Incorporation or Bylaws of the Company in a manner that adversely affects the powers, preferences or rights of the Class A Convertible Preferred Stock;

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5.2.2. purchase or redeem (or permit any subsidiary to purchase or redeem) or pay or declare any dividend or make any distribution on, any shares of capital stock of the Company other than (i) redemptions of or dividends or distributions on the Class A Convertible Preferred Stock as expressly authorized herein, (ii) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock and (iii) repurchases of stock from former employees, officers, directors, consultants or other persons who performed services for the Company or any subsidiary in connection with the cessation of such employment or service at the lower of the original purchase price or the then-current fair market value;

Section 6. Conversion.

The Class A Convertible Preferred Stock shall have the following conversion rights (the “Conversion Rights”):

A.	Holder’s Optional Right to Convert. Each share of Class A Convertible Preferred Stock shall be convertible, at the option of the holder(s), on the Conversion Basis (as set forth below) in effect at the time of conversion. Such right to convert shall commence as of the Series A Original Issue Date and shall continue thereafter for a period of five years, such period ending on the fifth anniversary of the Series A Original Issue Date. In the event that the holder(s) of the Class A Convertible Preferred Stock elect to convert such shares into Common Stock, the holder(s) shall have sixty (60) days from the date of such notice in which to tender their shares of Class A Convertible Preferred Stock to the Company.

B.	Conversion Basis. Each share of Series A shall be convertible into twenty five (25) shares of the Company’s Common Stock.

C.	Mechanics of Conversion. Before any holder of Class A Convertible Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall (i) give written notice to the Company, at the office of the Company or of its transfer agent for the Common Stock or the Preferred Stock, that he/she elects to convert the same and shall state therein the number of shares of Class A Convertible Preferred Stock being converted; and (ii) surrender the certificate or certificates therefor, duly endorsed. Thereupon the Company shall promptly issue and deliver to such holder of Class A Convertible Preferred Stock a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled. The conversion shall be deemed to have been made and the resulting shares of Common Stock shall be deemed to have been issued immediately prior to the close of business on the date of such notice and surrender of the shares of Class A Convertible Preferred Stock.

D.	Adjustments to the Conversion Basis.

(i)	Stock Splits and Combinations. The Conversion Basis of the Class A Convertible Preferred Stock shall not be adjusted pursuant to any subdivision or combination of the Common Stock.

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(ii)	Reclassification, Exchange or Substitution. At any time after the Company first issues the Class A Convertible Preferred Stock and while any of the shares of Class A Convertible Preferred Stock remain outstanding, if the Common Stock issuable upon the conversion of the Class A Convertible Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets), then and in each such event the holder of each share of Class A Convertible Preferred Stock shall have the right thereafter to convert such shares into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Class A Convertible Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustments as provided herein.

(iii)	Reorganization, Mergers, Consolidations or Sales of Assets. At any time after the Company first issues the Series A and while any of such shares remain outstanding, if there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification, or exchange of shares), or a merger or consolidation of the Company with or into another Company, or the sale of all or substantially all of the Company’s assets to any other person, then as a part of such reorganization, merger, consolidation, or sale, provision shall be made so that the holders of the Class A Convertible Preferred Stock thereafter shall be entitled to receive upon conversion of the Class A Convertible Preferred Stock, the number of shares of stock or other securities or property of the Company, or of the successor Company resulting from such merger or consolidation or sale, to which a holder of Class A Convertible Preferred Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale.

E.	Notices of Record Date. In the event of any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company, or any transfer of all or substantially all of the assets of the Company to any other Company, entity, or person, or any voluntary or involuntary dissolution, liquidating, or winding up of the Company, the Company shall mail to each holder of Class A Convertible Preferred Stock at least 30 days prior to the record date specified therein, a notice specifying the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation, or winding up is expected to become effective, and the time, if any is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation, or winding up.

F.	Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Class A Convertible Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of the Company’s Common Stock on the date of conversion, as determined in good faith by the Company’s directors.

G.	Reservation of Stock Issuable Upon Conversion. The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Class A Convertible Preferred Stock, a number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Class A Convertible Preferred Stock.

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Section 7. Waiver. Any of the rights, powers, preferences and other terms of the Class A Convertible Preferred Stock set forth herein may be waived on behalf of all holders of Class A Convertible Preferred Stock by the affirmative written consent or vote of the holders of at least a majority of the shares of Class A Convertible Preferred Stock then outstanding.

Section 8. Notices. Any notice required or permitted by the provisions of this Certificate of Designation to be given to a holder of shares of Class A Convertible Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Company, or given by electronic communication, and shall be deemed sent upon such mailing or electronic transmission.

Section 9. Other Rights. The shares of Class A Convertible Preferred Stock shall not have any rights, preferences, privileges or voting powers or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein or in the Articles of Incorporation or as provided by applicable law.

IN WITNESS WHEREOF, Singlepoint Inc. has caused this Amended and Restated Certificate of Designation of Class A Convertible Preferred Stock to be signed by _____________, its _______________, this ______ day of _________, 2019.

Singlepoint Inc.

By:
Name:
Title:

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APPENDIX B

AMENDED AND RESTATED BYLAWS

of

SINGLEPOINT INC.

ARTICLE I—OFFICES

Section 1.1 Office

The address of the registered office of Singlepoint Inc. (hereinafter called the “Corporation”) in the State of Nevada shall be located at either (i) the principal place of business of the Corporation in the State of Nevada or (ii) the office of the Corporation or individual acting as the Company’s registered agent in Nevada. The Corporation may have other offices, both within and without the State of Nevada, as the board of directors of the Corporation (the “Board of Directors”) from time to time shall determine or the business of the Corporation may require. The registered office may be changed by resolution of the Board of Directors to another location within the State of Nevada.

Section 1.2 Books and Records

Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be maintained on any information storage device or method; provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

ARTICLE II—STOCKHOLDERS

Section 2.1 Annual Meeting

(a) An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at a location, either within or without the State of Nevada, and at such time each year as designated by the Board of Directors. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication. The Board of Directors may adopt guidelines and procedures governing the participation of stockholders and proxy holders not physically present at a meeting of stockholders by means of remote communication.

(b) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting.

(i) To be properly brought before an annual meeting, business must be (A) specified in the Corporation’s notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (B) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (C) otherwise properly brought before the meeting by a stockholder in accordance with Sections 2.1(b)(ii)-(iv) and Section 2.1(c)-(e) below.

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(ii) For business to be properly brought before an annual meeting by a stockholder, (A) the stockholder must have been a stockholder of record at the time of giving the notice provided for in this Section 2.1, (B) the stockholder must be a stockholder on the record date for the determination of stockholders entitled to vote at the annual meeting, (C) the stockholder must be entitled to vote at the meeting, (D) the stockholder must have given timely notice thereof, pursuant to this Section 2.1, in writing to the Secretary of the Corporation, and (E) such business must be a proper matter for stockholder action under Nevada Chapter 78 of the Nevada Revised Statutes (the “NRS”).

(iii) Any notice given by the stockholder pursuant to this Section 2.1 shall set forth:

(A) the name and address of the stockholder providing the notice, as they appear on the Corporation’s books, and of the other proposing persons;

(B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made;

(C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner and (y) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner;

(D) a representation that each proposing person shall notify, as promptly as practicable, the Corporation in writing of the class and number of shares owned of record, and of the class and number of shares owned beneficially, in each case, as of the record date of the meeting; and

(E) as to each person whom the stockholder proposes to nominate for election as a director, (x) all information with respect to such proposed nominee that would be required to be set forth in a stockholder’s notice pursuant to this Section 2.1 if such proposed nominee were a proposing person, (y) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act (including such proposed nominee’s written consent to being named in the proxy statement as a nominee, if applicable, and to serving as a director if elected), (z) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among any proposing person, on the one hand, and each proposed nominee, his or her respective affiliates and associates (as such terms are defined in Rule 12b-2 under the Exchange Act), and any other persons or entities acting in concert with such nominee or any of his or her affiliates or associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if the proposing persons were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant, and (aa) a completed and signed questionnaire, representation and agreement as provided herein.

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(iv) To be timely, a stockholder’s notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the one hundred twentieth (120th) day and not earlier than the close of business on the one hundred fiftieth (150th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder, to be timely, must be so delivered not later than the later of the close of business on the one hundred twentieth (120th) day prior to such annual meeting and the tenth (10th) day following the day on which notice of the date of such meeting is first given to the stockholders, and not earlier than the close of business on the one hundred fiftieth (150th) day prior to such annual meeting.

(c) To be eligible to be a stockholder nominee for election as a director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under this Section 2.1) to the Secretary at the principal executive offices of the Corporation a completed written questionnaire (in the form prepared by the Corporation, which shall be provided by the Secretary upon request) with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made and a written representation and agreement (in form provided by the Secretary upon written request) that such person (i) is not and will not become a party to (A) any agreement, arrangement or understanding with any person or entity as to how such nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (ii) is not, and does not intend to become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the Corporation that has not been disclosed therein, and (iii) in such person’s individual capacity, would be in compliance with, if elected as a director of the Corporation, and will comply with, applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

(d) Only such persons who are nominated in accordance with the procedures set forth in this Section 2.1 (including, without limitation, Section 2.1(c)) shall be eligible to serve as directors upon a vote at an annual meeting and only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.1. In the event that a stockholder who has given notice otherwise in compliance with this Section 2.1 does not appear at the annual meeting to present the nominee or proposed business, as applicable, such nominee shall not be eligible to serve as director upon a vote at such annual meeting or such business shall not be transacted, as the case may be.

(e) For purposes of these Amended and Restated Bylaws (as amended from time to time, these “Bylaws”):

(i) To “beneficially own” or “beneficially owned” shall mean beneficial ownership as defined in Rule 13d-3 under the Exchange Act, provided, however, that any Proposing Person shall be deemed to beneficially own any shares of any class or series of the Corporation as to which such proposing person has a right to acquire beneficial ownership at any time in the future; and

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(ii) A “proposing person” shall mean (A) the stockholder providing the notice of business proposed to be brought before an annual meeting or the stockholder providing notice of the nomination of a director, (B) such beneficial owner, if different, on whose behalf the business proposed to be brought before the annual meeting, or on whose behalf the notice of the nomination of the director, is made, (C) any affiliate or associate of such stockholder or beneficial owner (the terms “affiliate” and “associate” are defined in Rule 12b-2 under the Exchange Act), and (D) any other person with whom such stockholder or beneficial owner (or any of their respective affiliates or associates) is acting in concert.

Section 2.2 Special Meetings

(a) Special meetings of the stockholders, for any purpose or purposes prescribed in the notice of the meeting, may be called by the chairman, the Board of Directors, the president, the chief executive officer, or the holders of not less than one-tenth of all the shares entitled to vote at the meeting and shall be held at such place, either within or without the State of Nevada, on such date, and at such time as the Board of Directors shall fix.

(b) If a special meeting is properly called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the President of the Corporation. No business may be transacted at such special meeting otherwise than specified in such request. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) days and not more than one hundred twenty (120) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Section 2.3 of these Bylaws. If the notice is not given within one hundred (100) days after the receipt of the request, the person or persons properly requesting the meeting may set the time and place of the meeting and give the notice. Nothing contained in this paragraph (b) shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

(c) Subject to Sections 3.1 and 3.2 hereof, nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the Corporation who is a stockholder of record at the time of giving notice provided for in these Bylaws who shall be entitled to vote at the meeting and who complies with the requirements set forth below. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, only if (i) such stockholder delivers a notice as described in Section 2.1 of these Bylaws to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting and the tenth (10th) day following the day on which notice is first given to the stockholders of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting, and not earlier than the close of business on the one hundred twentieth (120th) day prior to such meeting, and (ii) such stockholder delivers the questionnaire and the written representation and agreement as described in Section 2.1(c) above.

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(d) Only such persons who are nominated in accordance with the procedures set forth in this Section 2.2 shall be eligible to serve as directors upon a vote at a special meeting called for such purpose, and only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.2. In the event that a stockholder who has given notice otherwise in compliance with this Section 2.2 does not appear at the special meeting to present the nominee or proposed business, as applicable, such nominee shall not be eligible to serve as director upon a vote at such special meeting or such business shall not be transacted, as the case may be.

Section 2.3 Notice of Meetings

Written notice of the place, date and time of all meetings of the stockholders shall be given, not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the laws of the State of Nevada or the Corporation’s Restated Articles of Incorporation (as amended from time to time, the “Articles of Incorporation”).

When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

Section 2.4 Quorum

Except as otherwise required by law, the Articles of Incorporation, or these Bylaws the holders of record of a majority in voting interest of the shares of stock of the Corporation entitled to be voted thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of stockholders of the Corporation or any adjournment thereof. Subject to the requirement of a larger percentage vote, if any, contained in the Articles of Incorporation, these Bylaws, or by statute, the stockholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding any withdrawal of stockholders that may leave less than a quorum remaining, if any action taken (other than adjournment) is approved by the vote of at least a majority in voting interest of the shares required to constitute a quorum.

If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of the stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date or time.

When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than sixty (60) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted that could have been transacted at the original meeting.

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Section 2.5 Organization

If the persons designated in these Bylaws to conduct meetings of the stockholders are unavailable, the Board of Directors may designate the person to call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the secretary of the Corporation, the secretary of the meeting shall be such person as the chairman appoints.

Section 2.6 Conduct of Business

The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him in order. Except as otherwise provided by law, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws (including, without limitation, Sections 2.1 and 2.2 above), to declare that such proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded.

Section 2.7 Voting.

(A) Each stockholder shall, at each meeting of stockholders, be entitled to vote, in the manner prescribed by the Corporation’s Articles of Incorporation, in person or by proxy each share of the stock of the Corporation that has voting rights on the matter in question and that shall have been held by such stockholder and registered in such stockholder’s name on the books of the Corporation:

(i) on the date fixed pursuant to Section 7.3 of these Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting; or

(ii) if no such record date shall have been so fixed, then (a) at the close of business on the business day next preceding the day upon which notice of the meeting shall be given or (b) if notice of the meeting shall be waived, at the close of business on the business day next preceding the day upon which the meeting shall be held.

(B) Shares of the Corporation’s own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors in such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote such stock. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation the pledgor shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or the pledgee’s proxy, may represent such stock and vote thereon. Stock having voting power standing of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the NRS.

(C) At any meeting of stockholders at which a quorum is present, all matters, except as otherwise provided in the Articles of Incorporation, in these Bylaws, or by law, shall be decided by the vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat and thereon. Every stockholder of record of the Corporation shall be entitled at each meeting of stockholders to one vote for each share of stock standing in his name on the books of the Corporation. The vote at any meeting of stockholders on any question need not be by ballot, unless so directed by the chairman of the meeting. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by such stockholder’s proxy, if there be such proxy, and it shall state the number of shares voted.

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Section 2.8 Proxies

Each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder unless otherwise provided by law or the Articles of Incorporation. Each stockholder of record entitled to vote at a meeting of stockholders, or to express consent or dissent to corporate action in writing without a meeting, may vote or express such consent or dissent in person or may authorize another person or persons to vote or act for the stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law, delivered in accordance with the procedure established for the meeting. No such proxy shall be voted or acted upon after six (6) months from the date of its execution, unless the proxy expressly provides for a longer period, not to exceed seven (7) years.

A proxy shall be deemed signed if the stockholder’s name is placed on the proxy (whether by manual signature, typewriting, or otherwise) by the stockholder or the stockholder’s attorney in fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless revoked by the person executing it, prior to the vote pursuant thereto, by a writing delivered to the Corporation stating that the proxy is revoked or by a subsequent proxy executed by, or attendance at the meeting and voting in person by the person executing the proxy; provided, however, that no such proxy shall be valid after the expiration of six (6) months from the date of such proxy, unless, and only as long as, it is coupled with an interest, or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. Subject to the above and the provisions of Section 78.355 of the NRS, any proxy duly executed is not revoked and continues in full force and effect until an instrument revoking it or a duly executed proxy bearing a later date is filed with the Secretary of the Corporation.

If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the vote of a greater number or voting by class is required by law, the Articles of Incorporation, or these Bylaws.

Section 2.9 Stockholder List

A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.

The stock list shall also be kept at the place of the meeting during the whole time thereof and shall be open to the examination of any such stockholder who is present. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

Section 2.10 Action by Written Consent

Any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may, if such action has been earlier approved by the Board, be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

Section 2.11 Exchange Act

Notwithstanding the foregoing provisions of Sections 2.1 and 2.2, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in Sections 2.1 and 2.2; provided, however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Sections 2.1 or 2.2, and compliance with Sections 2.1 and 2.2 shall be the exclusive means for a stockholder to make nominations or submit other business (other than, as provided in Section 2.1(b)(iv), business other than stockholder proposals brought properly under and in compliance with Rule 14a-8 of the Exchange Act, as may be amended from time to time). Nothing in these Bylaws shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals or nominations in this Corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act or (B) of the stockholders to elect directors pursuant to any applicable provisions of the Articles of Incorporation.

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Section 2.12 Inspectors of Election.

Prior to each meeting of stockholders, the Chairman of such meeting shall appoint an inspector(s) of election to act with respect to any vote. Each inspector of election so appointed shall first subscribe an oath faithfully to execute the duties of an inspector of election at such meeting with strict impartiality and according to the best of such inspector of election’s ability. Such inspector(s) of election shall decide upon the qualification of the voters and shall certify and report the number of shares represented at the meeting and entitled to vote on any question, determine the number of votes entitled to be cast by each share, shall conduct the vote and, when the voting is completed, accept the votes and ascertain and report the number of shares voted respectively for and against each question, and determine, and retain for a reasonable period a record of the disposition of, any challenge made to any determination made by such inspector(s) of election. Reports of inspector(s) of election shall be in writing and subscribed and delivered by them to the Secretary of the Corporation. The inspector(s) of election need not be stockholders of the Corporation, and any officer of the Corporation may be an inspector(s) of election on any question other than a vote for or against a proposal in which such officer shall have a material interest. The inspector(s) of election may appoint or retain other persons or entities to assist the inspector(s) of election in the performance of the duties of the inspector(s) of election.

ARTICLE III—BOARD OF DIRECTORS

Section 3.1 Number; Term of Office; Resignation

The number of authorized directors shall from time to time be set by resolution of the Board of Directors. Each of the directors of the Corporation shall hold office for the full term and until his successor shall have been duly elected and shall qualify, or until his earlier death or disqualification, or until he shall resign or shall have been removed in the manner hereinafter provided. A director need not be a resident of the state of Nevada or a stockholder of the Corporation.

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Whenever the authorized number of directors is increased between annual meetings of the stockholders, a majority of the directors then in office shall have the power to elect such new directors for the balance of a term and until their successors are elected and qualified.

The resignation of a director shall be in writing or by electronic transmission and shall be effective the later of the time designated in the resignation or when:

(a) Hand-delivered to the president, secretary, or chairman of the Corporation;

(b) Received when sent by facsimile at the published facsimile number of the Corporation;

(c) Received when scanned and sent by email at the published email address of the Corporation, its president, secretary, or chairman;

(d) The next business day after same has been deposited with a national overnight delivery service, shipping prepaid, addressed to the published address of the principal executive offices of the Corporation, the president, the secretary or the chairman of the Corporation, with next-business day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider; or

(e) Three business days after mailing if mailed postage prepaid from within the continental United States by registered or certified mail, return receipt requested, addressed to the published address of the principal executive offices of the Corporation, the president, the secretary or the chairman of the Corporation.

Section 3.2 Vacancies

Unless otherwise restricted by the Articles of Incorporation, if the office of any director becomes vacant by reason of death, resignation, disqualification, removal or other cause, a majority of the directors remaining in office, although less than a quorum, may elect a successor for the unexpired term and until his successor is elected and qualified.

Section 3.3 Regular Meetings

Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

Section 3.4 Special Meetings

Special meetings of the Board of Directors (i) may be called by the chairman of the board or chief executive officer and (ii) may be called by the chief executive officer or secretary on the written request of two directors or the sole director, as the case may be, and shall be held at such place, on such date and at such time as they or (s)he shall fix. Notice of the place, date and time of each such special meeting shall be given by each director by whom it is not waived by mailing written notice not less than three (3) days before the meeting or by electronic transmission not less than twenty four (24) hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting. Except where otherwise required by law or by these Bylaws, notice of the purpose of a special meeting need not be given. Notice of any meeting of the Board shall not be required to be given to any director who is present at such meeting, except a director who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

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Section 3.5 Quorum

At any meeting of the Board of Directors, a majority of the total number of the whole board shall constitute a quorum for all purposes. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, provided any action taken is approved by at least a majority of the required quorum for such meeting. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date or time, without further notice or waiver thereof.

Section 3.6 Participation in Meetings by Conference Telephone

Members of the Board of Directors or of any committee thereof, may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment that enables all persons participating in the meeting to hear each other. Such participation shall constitute presence in person at such meeting.

Section 3.7 Conduct of Business

At any meeting of the Board of Directors, business shall be transacted in such order and manner as the board may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law. Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors.

Meetings of the Board shall be presided over by the Chairman, if any, or in his or her absence, by the vice chairman of the Board of Directors, if any, or in his or her absence, by the Chief Executive Officer, or in the absence of the foregoing persons, by a chairman chosen at the meeting. The Secretary shall act as the secretary of the meeting, but in his or her absence, the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 3.8 Powers

The Board of Directors may, except as otherwise required by law, exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, including, without limiting the generality of the foregoing, the unqualified power:

(a) To declare dividends from time to time in accordance with law;

(b) To purchase or otherwise acquire any property, rights or privileges on such terms as it shall determine;

(c) To borrow money and incur indebtedness for the purposes of the Corporation, and cause to be executed and delivered therefor, in the corporate name, promissory notes, bonds, debentures, deeds of trust, and securities therefor;

(d) To remove any officer of the Corporation with or without cause, and from time to time to devolve the powers and duties of any officer upon any other person for the time being;

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(e) To confer upon any officer of the Corporation the power to appoint, remove and suspend subordinate officers and agents;

(f) To authorize the issuance of shares of stock of the Corporation from time to time, upon such terms and for such considerations as may be lawful;

(g) To adopt from time to time such stock option, stock purchase, bonus or other compensation plans for directors, officers and agents of the Corporation and its subsidiaries as it may determine;

(h) To adopt from time to time such insurance, retirement and other benefit plans for directors, officers and agents of the Corporation and its subsidiaries as it may determine; and

(i) To conduct, manage, and control the affairs and business of the Corporation, and make such rules and regulations therefor not inconsistent with law, the Articles of Incorporation, or these Bylaws, as it may deem best.

Section 3.9 Compensation of Directors

Directors, as such, may receive, pursuant to resolution of the Board of Directors, fixed fees and other compensation for their services as directors, including, without limitation, their services as members of committees of the directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise, and receiving compensation therefor.

Section 3.10 Loans

The Corporation shall not, either directly or indirectly, including through any subsidiary, extend or maintain credit, arrange for the extension of credit, or renew an extension of credit, in the form of a personal loan to or for any director, executive officer (or equivalent thereof), or control person, but may lend money to and use its credit to assist any employee, excluding such executive officers, directors or other control persons of the Corporation or of a subsidiary, if such loan or assistance benefits the Corporation.

Section 3.11 Written Consent In Lieu of Meeting

Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if a written consent shall be signed by all members of the Board of Directors or committee and the writing or writings are filed with the minutes or proceedings of the Board of Directors or committee.

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ARTICLE IV—COMMITTEES

Section 4.1 Committees of the Board of Directors

The Board of Directors, by a vote of a majority of the whole board, may from time to time designate committees of the board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the board and shall, for those committees and any other provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternative members who may replace any absent or disqualified member at any meeting of the committee. Any committee so designated may exercise the power and authority of the Board of Directors to declare a dividend or to authorize the issuance of stock if the resolution which designates the committee or a supplemental resolution of the Board of Directors shall so provide. In the absence or disqualification of any member of any committee and any alternate member in his place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

ARTICLE V—OFFICERS

Section 5.1 Generally; Term; Resignation

The officers of the Corporation shall consist of a chief executive officer, president, chief financial officer and/or treasurer, one or more vice-presidents, a secretary, and such other subordinate officers as may from time to time be appointed by the Board of Directors. The Corporation may also have a chairman of the board who shall be elected by the Board of Directors and who shall be an officer of the Corporation. Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold his office until his successor is elected and qualified or until his earlier resignation or removal. Any number of offices may be held by the same person. The resignation of an officer shall be in writing and shall be effective the later of the time designated in the resignation or as provided in Section 3.1 above. Any two or more offices may be held by the same person.

Section 5.2 Powers and Duties of Executive Officers.

The officers of the Corporation shall have such powers and duties in the management of the Corporation as ay be prescribed by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

Section 5.3 Vacancies.

A vacancy in any office because of death, resignation, removal, disqualification, or any other cause may be filled by the vote of the majority of the directors present at any meeting in which a quorum is present, or pursuant to Section 3.11 of these Bylaws.

Section 5.4 Delegation of Authority

The Board of Directors may, from time to time, delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

Section 5.5 Removal

Any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

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Section 5.6 Action with Respect to Securities of Other Corporation

Unless otherwise directed by the Board of Directors, the chief executive officer shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in such other corporation. The chief executive officer may delegate the foregoing rights to another executive officer of the Corporation.

ARTICLE VI—INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 6.1 Generally

The Corporation shall indemnify its officers and directors to the fullest extent permitted under Nevada law.

(a) Directors - Officers. The Corporation shall indemnify its directors and officers from and against any liability arising out of their service as a director or officer of the Corporation or any subsidiary or affiliate of which they serve as an officer or director at the request of the Corporation to the fullest extent not prohibited by NRS Chapter 78; provided, however, that the Corporation may modify the extent of such indemnification by individual contracts with its directors and officers; and, provided, further, that the Corporation shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Corporation, (iii) such indemnification is provided by the Corporation, in its sole discretion, pursuant to the powers vested in the Corporation under NRS Chapter 78 or (iv) such indemnification is required to be made under subsection (d).

(b) Employees and Other Agents. The Corporation shall have power to indemnify its employees and other agents as set forth in NRS Chapter 78.

(c) Expense. Expenses (including attorneys’ fees) incurred by an officer or director of the Corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized under Nevada law. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents of the Corporation or by persons serving at the request of the Corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

Notwithstanding the foregoing, unless otherwise determined pursuant to Section 6.1 (e) of this Bylaw, no advance shall be made by the Corporation to an officer of the Corporation in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding, or (ii) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation.

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(d) Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors and officers under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the Corporation and the director or officer. Any right to indemnification or advances granted by this Bylaw to a director or officer shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. In connection with any claim for indemnification, the Corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standard of conduct that make it permissible under NRS Chapter 78 for the Corporation to indemnify the claimant for the amount claimed. In connection with any claim by an officer of the Corporation for advances, the Corporation shall be entitled to raise a defense as to any such action clear and convincing evidence that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed in the best interests of the Corporation, or with respect to any criminal action or proceeding that such person acted without reasonable cause to believe that his conduct was lawful. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in NRS Chapter 78, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct. In any suit brought by a director or officer to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the director or officer is not entitled to be indemnified, or to such advancement of expenses, under this Article VI or otherwise shall be on the Corporation.

(e) Non-Exclusivity of Rights. The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Articles of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by NRS Chapter 78.

(f) Survival of Rights. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director, officer, employee or other agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(g) Insurance. To the fullest extent permitted by NRS Chapter 78, the Corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this Bylaw.

(h) Amendments. Any repeal or modification of this Bylaw shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the Corporation.

(i) Saving Clause. If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director and officer to the full extent not prohibited by any applicable portion of this Bylaw that shall not have been invalidated, or by any other applicable law.

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(j) Certain Definitions. For the purposes of this Bylaw, the following definitions shall apply:

(i) The term “proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

(ii) The term “expenses” shall be broadly construed and shall include, without limitation, court costs, attorneys’ fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

(iii) The term the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent or another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Bylaw with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(iv) References to a “director,” “executive officer,” “officer,” “employee,” or “agent” of the Corporation shall include, without limitation, situations where such person is serving at the request of the Corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(v) References to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation as referred to in this Bylaw.

Section 6.2 Determination by Board of Directors

Any indemnification under the NRS (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in the NRS. Such determination shall be made, with respect to a person who is a director or officer of the Corporation at the time of such determination:

(1) By a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum; or

(2) By a committee of such directors designated by majority vote of such directors, even though less than a quorum; or

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(3) If there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or

(4) By the stockholders.

Section 6.3 Not Exclusive of Other Rights

The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. A right to indemnification or to advancement of expenses arising under a provision of the Articles of Incorporation or a bylaw shall not be eliminated or impaired by an amendment to the Articles of Incorporation or the Bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

Section 6.4 Insurance

The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article.

The Corporation’s indemnity of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall be reduced by any amounts such person may collect as indemnification (i) under any policy of insurance purchased and maintained on his behalf by the Corporation or (ii) from such other corporation, partnership, joint venture, trust or other enterprise.

Section 6.5 Violation of Law

Nothing contained in this Article, or elsewhere in these Bylaws, shall operate to indemnify any director or officer if such indemnification is for any reason contrary to law, either as a matter of public policy, or under the provisions of the Federal Securities Act of 1933, the Securities Exchange Act of 1934, or any other applicable state or federal law.

ARTICLE VII—STOCK

Section 7.1 Certificated and Uncertificated Shares

(a) The shares of the Corporation shall be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Each share shall be numbered and entered into the books of the Corporation as they are issued. If any shares represented by the certificates are subject to any restrictions on the transfer or the registration of transfer of shares, then such restrictions shall be noted conspicuously on the front or back of such certificates.

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(b) Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairperson or vice-chairperson of the Board of Directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Corporation shall not have power to issue a certificate in bearer form.

Section 7.2 Transfers of Stock

Subject to any restrictions on transfer and unless otherwise provided by the Board, shares of stock may be transferred only on the books of the Corporation, if such shares are certificated, by the surrender to the Corporation or its transfer agent of the certificate therefore properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, or upon proper instructions from the holder of uncertificated shares, in each case with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require.

Section 7.3 Record Date and Record Holders

For purposes of determining the stockholders entitled to receive notice of or to vote at any meeting of stockholders or any adjournments thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall be not more than sixty (60) nor less than ten (10) days prior to the date of such meeting, nor more than sixty (60) days prior to any other action, and in such case, only stockholders of record on such record date shall be so entitled, notwithstanding any transfer of stock on the books of the Corporation after the record date, except as otherwise required by law.

If no record date is fixed (i) the record date for determining stockholders entitled to receive notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (ii) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board has been taken, shall be the day on which the first written consent is expressed; and (iii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

Except as may otherwise be required by law, by the Articles of Incorporation, or by these Bylaws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge, or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with the requirements of these Bylaws.

It shall be the duty of each stockholder to notify the Corporation of his, her, or its post office address and any changes thereto.

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Section 7.4 Lost, Stolen or Destroyed Certificates

In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

Section 7.5 Regulations

The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

ARTICLE VIII—NOTICES

Section 8.1 Notices

(a) Notice to Stockholders. Whenever, under any provisions of these Bylaws, notice is required to be given to any stockholder, it shall be given in writing, timely and duly deposited in the United States mail, postage prepaid, and addressed to his last known post office address as shown by the stock record of the Corporation or its transfer agent.

(b) Notice to directors. Any notice required to be given to any director may be given by the method stated in subsection (a), by telephone, facsimile, email or by sms text message, except that such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

(c) Affidavit of Mailing. An affidavit of notice, executed by a duly authorized and competent employee of the Corporation or its transfer agent appointed with respect to the class of stock affected, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

(d) Time Notices Deemed Given. All notices given by mail, as above provided, shall be deemed to have been given as at the time of mailing, and all notices given by facsimile, telex or telegram shall be deemed to have been given as of the sending time recorded at time of transmission.

(e) Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all directors, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

(f) Failure to Receive Notice. The period or limitation of time within which any stockholder may exercise any option or right, or enjoy any privilege or benefit, or be required to act, or within which any director may exercise any power or right, or enjoy any privilege, pursuant to any notice sent him in the manner above provided, shall not be affected or extended in any manner by the failure of such stockholder or such director to receive such notice.

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(g) Notice to Person with Whom Communication Is Unlawful. Whenever notice is required to be given, under any provision of law or of the Articles of Incorporation or Bylaws of the Corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate under any provision of NRS Chapter 78, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

(h) Notice to Person with Undeliverable Address. Whenever notice is required to be given, under any provision of law or the Articles of Incorporation or Bylaws of the Corporation, to any stockholder to whom (i) notice of two consecutive annual meetings, and all notices of meetings or of the taking of action by written consent without a meeting to such person during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities during a twelve-month period, have been mailed addressed to such person at his address as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such person shall not be required. Any action or meeting which shall be taken or held without notice to such person shall have the same force and effect as if such notice had been duly given. If any such person shall deliver to the Corporation a written notice setting forth his then current address, the requirement that notice be given to such person shall be reinstated. In the event that the action taken by the Corporation is such as to require the filing of a certificate under any provision of NRS Chapter 78, the certificate need not state that notice was not given to persons to whom notice was not required to be given pursuant to this paragraph.

Whenever notice is required to be given to any stockholder, director, officer, or agent, the time when such notice is dispatched shall be the time of the giving of the notice.

Section 8.2 Waivers

A written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice required to be given to such stockholder, director, officer or agent. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission.

ARTICLE IX—MISCELLANEOUS

Section 9.1 Facsimile Signatures

In addition to the provisions for the use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors of a committee thereof.

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Section 9.2 Corporate Seal

The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the treasurer or by the assistant secretary or assistant treasurer.

Section 9.3 Reliance Upon Books, Reports and Records

Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation, including reports made to the Corporation by any of its officers, by an independent certified public accountant, or by an appraiser selected with reasonable care.

Section 9.4 Fiscal Year

The fiscal year of the Corporation shall be as fixed by the Board of Directors.

Section 9.5 Time Periods

In applying any of these Bylaws which require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded and the day of the event shall be included.

ARTICLE X—AMENDMENTS

Section 10.1 Amendments

Except as otherwise provided herein, by law, or in the Articles of Incorporation, these Bylaws or any of them may be altered, amended, repealed, or rescinded and new Bylaws may be adopted by the Board or by the stockholders at any annual or special meeting of stockholders, provided that notice of such proposed alteration, amendment, repeal, recession, or adoption is given in the notice of such meeting of stockholders.

Section 10.2 Force and Effect

These Bylaws are subject to the provisions of the NRS and the Articles of Incorporation, as the same may be amended from time to time. If any provision in these Bylaws is inconsistent with an express provision of either the NRS or the Articles of Incorporation, the provisions of the NRS or the Articles of Incorporation, as the case may be, shall govern, prevail, and control the extent of such inconsistency.

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IN WITNESS WHEREOF, the undersigned has signed this Amended and Restated Bylaws this ____ day of ______ 2019.

SINGLEPOINT INC.

By:

Its:

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APPENDIX C

SINGLEPOINT INC.

2019 EQUITY INCENTIVE PLAN

1.	PURPOSE OF PLAN

1.1 The purpose of this 2019 Equity Incentive Plan (this “Plan”) of Singlepoint Inc., a Nevada corporation (the “Corporation”), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

2.	ELIGIBILITY

2.1 The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant who renders bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation, or the Corporation’s compliance with any other applicable laws. An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3.	PLAN ADMINISTRATION

3.1 The Administrator. This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by the Nevada Revised Statutes and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to Eligible Persons who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the affirmative vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute due authorization of an action by the acting Administrator.

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With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable stock exchange, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable stock exchange). Awards granted to non-employee directors shall not be subject to the discretion of any officer or employee of the Corporation and shall be administered exclusively by a committee consisting solely of independent directors.

3.2 Powers of the Administrator. Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a) determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive awards under this Plan;

(b) grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

(c) approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d) construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e) cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f) accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten (10) year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

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(g) adjust the number of shares of common stock of the Corporation subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to compliance with applicable stock exchange requirements, Sections 4 and 8.6 and the applicable requirements of Code Section 162(m) and treasury regulations thereunder with respect to awards that are intended to satisfy the requirements for performance-based compensation under Section 162(m), and provided that in no case (except due to an adjustment contemplated by Section 7 or any repricing that may be approved by stockholders) shall such an adjustment constitute a repricing (by amendment, cancellation and regrant, exchange or other means) of the per share exercise or base price of any stock option or stock appreciation right or other award granted under this Plan, and further provided that any adjustment or change in terms made pursuant to this Section 3.2(g) shall be made in a manner that, in the good faith determination of the Administrator will not likely result in the imposition of additional taxes or interest under Section 409A of the Code;

(h) determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i) determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution, acceleration or succession of awards upon the occurrence of an event of the type described in Section 7;

(j) acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value or other consideration; and

(k) determine the Fair Market Value (as defined in Section 5.6) of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

3.3 Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board, the Administrator, nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, legal fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

3.4 Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. The Administrator shall not be liable for any such action or determination taken or made or omitted in good faith based upon such advice.

3.5 Delegation of Non-Discretionary Functions. In addition to the ability to delegate certain grant authority to officers of the Corporation as set forth in Section 3.1, the Administrator may also delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

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4.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMIT

4.1 Shares Available. Subject to the provisions of Section 7.1, the capital stock available for issuance under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock.

4.2 Share Limit. The maximum number of shares of Common Stock that may be issued under the Plan shall initially be 100,000,000 (the “Share Limit”). The foregoing Share Limit is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

4.3 Awards Settled in Cash, Reissue of Awards and Shares. The Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with this Section 4.3. Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a substantial risk of forfeiture. Accordingly, (i) to the extent that an award under the Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number of shares underlying the award, or otherwise terminated without delivery of shares to the participant, the shares retained by or returned to the Corporation will not be deemed to have been delivered under the Plan and will be deemed to remain or to become available under this Plan; and (ii) shares that are withheld from such an award or separately surrendered by the participant in payment of the exercise price or taxes relating to such an award shall be deemed to constitute shares not delivered and will be deemed to remain or to become available under the Plan. The foregoing adjustments to the Share Limit of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

4.4 Reservation of Shares; No Fractional Shares. The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan.

5.	AWARDS

5.1 Type and Form of Awards. The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

5.1.1 Stock Options. A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

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5.1.2 Additional Rules Applicable to ISOs. To the extent that the aggregate Fair Market Value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the Fair Market Value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five (5) years from the date such option is granted.

5.1.3 Stock Appreciation Rights. A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the number of shares of Common Stock being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the SAR is exercised, over (ii) the Fair Market Value of a share of Common Stock on the date the SAR was granted as specified in the applicable award agreement (the “base price”). The maximum term of a SAR shall be ten (10) years.

5.1.4 Restricted Shares.

(a) Restrictions. Restricted shares are shares of Common Stock subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Administrator may determine at the date of grant or thereafter. Except to the extent restricted under the terms of this Plan and the applicable award agreement relating to the restricted stock, a participant granted restricted stock shall have all of the rights of a stockholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Administrator).

(b) Certificates for Shares. Restricted shares granted under this Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing restricted stock are registered in the name of the participant, the Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such restricted stock, that the Corporation retain physical possession of the certificates, and that the participant deliver a stock power to the Corporation, endorsed in blank, relating to the restricted stock. The Administrator may require that restricted shares are held in escrow until all restrictions lapse

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(c) Dividends and Splits. As a condition to the grant of an award of restricted stock, subject to applicable law, the Administrator may require or permit a participant to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under this Plan. Unless otherwise determined by the Administrator, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed.

5.1.5 Restricted Share Units.

(a) Grant of Restricted Share Units. A restricted share unit, or “RSU”, represents the right to receive from the Corporation on the respective scheduled vesting or payment date for such RSU, one share of Common Stock. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine, subject to the provisions of this Plan. At the time an award of RSUs is made, the Administrator shall establish a period of time during which the restricted share units shall vest and the timing for settlement of the RSU.

(b) Dividend Equivalent Accounts. Subject to the terms and conditions of the Plan and the applicable award agreement, as well as any procedures established by the Administrator, prior to the expiration of the applicable vesting period of an RSU, the Administrator may determine to pay dividend equivalent rights with respect to RSUs, in which case, the Corporation shall establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the shares of Common Stock underlying each RSU. Each amount or other property credited to any such account shall be subject to the same vesting conditions as the RSU to which it relates. The participant shall have the right to be paid the amounts or other property credited to such account upon vesting of the subject RSU.

(c) Rights as a Stockholder. Subject to the restrictions imposed under the terms and conditions of this Plan and the applicable award agreement, each participant receiving RSUs shall have no rights as a stockholder with respect to such RSUs until such time as shares of Common Stock are issued to the participant. No shares of Common Stock shall be issued at the time a RSU is granted, and the Company will not be required to set aside a fund for the payment of any such award. Except as otherwise provided in the applicable award agreement, shares of Common Stock issuable under an RSU shall be treated as issued on the first date that the holder of the RSU is no longer subject to a substantial risk of forfeiture as determined for purposes of Section 409A of the Code, and the holder shall be the owner of such shares of Common Stock on such date. An award agreement may provide that issuance of shares of Common Stock under an RSU may be deferred beyond the first date that the RSU is no longer subject to a substantial risk of forfeiture, provided that such deferral is structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.1.6 Cash Awards. The Administrator may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant cash bonuses (including without limitation, discretionary awards, awards based on objective or subjective performance criteria, awards subject to other vesting criteria or awards granted consistent with Section 5.2 below). Cash awards shall be awarded in such amount and at such times during the term of the Plan as the Administrator shall determine.

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5.1.7 Other Awards. The other types of awards that may be granted under this Plan include: (a) stock bonuses, performance stock, performance units, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock (subject to the requirements of Section 5.1.1 and in compliance with applicable laws), upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon.

5.2 Section 162(m) Performance-Based Awards. Without limiting the generality of the foregoing, any of the types of awards listed in Sections 5.1.4 through 5.1.7 above may be, and options and SARs granted with an exercise or base price not less than the Fair Market Value of a share of Common Stock at the date of grant (“Qualifying Options” and “Qualifying SARs,” respectively) typically will be, granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using the Business Criteria provided for below for the Corporation on a consolidated basis or for one or more of the Corporation’s Subsidiaries, segments, divisions or business units, or any combination of the foregoing. Such criteria may be evaluated on an absolute basis or relative to prior periods, industry peers or stock market indices. Any Qualifying Option or Qualifying SAR shall be subject to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Any other Performance-Based Awards shall be subject to all of the following provisions of this Section 5.2.

5.2.1 Class; Administrator. The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

5.2.2 Performance Goals. The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on such business criteria as selected by the Administrator in its sole discretion (“Business Criteria”), including, but not limited to, the following: (1) earnings per share, (2) cash flow (which means cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financing and investing activities), (3) total stockholder return, (4) price per share of Common Stock, (5) gross revenue, (6) revenue growth, (7) operating income (before or after taxes), (8) net earnings (before or after interest, taxes, depreciation and/or amortization), (9) return on equity, (10) capital employed, or on assets or on net investment, (11) cost containment or reduction, (12) cash cost per ounce of production, (13) operating margin, (14) debt reduction, (15) resource amounts, (16) production or production growth, (17) resource replacement or resource growth, (18) successful completion of financings, or (19) any combination of the foregoing. To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one (1) year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets; provided that the Administrator may not make any adjustment to the extent it would adversely affect the qualification of any compensation payable under such performance targets as “performance-based compensation” under Section 162(m) of Code. The applicable performance measurement period may not be less than three (3) months nor more than ten (10) years.

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5.2.3 Form of Payment. Grants or awards intended to qualify under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof.

5.2.4 Certification of Payment. Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

5.2.5 Reservation of Discretion. The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

5.2.6 Expiration of Grant Authority. As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation’s stockholders that occurs in the fifth (5th) year following the year in which the Corporation’s stockholders first approve this Plan (the “162(m) Term”).

5.2.7 Compensation Limitations. The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person during the term of this Plan pursuant to Qualifying Options and Qualifying SARs may not exceed 20% of the shares of Common Stock issuable under the Plan. The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person pursuant to Performance-Based Awards granted during the 162(m) Term (other than cash awards granted pursuant to Section 5.1.6 and Qualifying Options or Qualifying SARs) may not exceed 1,000,000 shares of Common Stock. The maximum amount that may be paid to any Eligible Person pursuant to Performance-Based Awards granted pursuant to Sections 5.1.6 (cash awards) during the 162(m) Term may not exceed $1,000,000.

5.3 Award Agreements. Each award shall be evidenced by a written or electronic award agreement in the form approved by the Administrator and, if required by the Administrator, executed by the recipient of the award. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation (electronically or otherwise). The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.4 Deferrals and Settlements. Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares of Common Stock or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares. All mandatory or elective deferrals of the issuance of shares of Common Stock or the settlement of cash awards shall be structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

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5.5 Consideration for Common Stock or Awards. The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator and subject to compliance with applicable laws, including, without limitation, one or a combination of the following methods:

•	cash, check payable to the order of the Corporation, or electronic funds transfer;
•	notice and third party payment in such manner as may be authorized by the Administrator;
•	the delivery of previously owned shares of Common Stock that are fully vested and unencumbered;
•	by a reduction in the number of shares otherwise deliverable pursuant to the award; or
•	subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the participant at least six (6) months as of the date of delivery (or such other period as may be required by the Administrator in order to avoid adverse accounting treatment). Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their Fair Market Value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award by any method other than cash payment to the Corporation.

5.6 Definition of Fair Market Value. For purposes of this Plan “Fair Market Value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price for a share of Common Stock on the trading day immediately before the grant date, as furnished by the OTCQB Market or other principal stock market or exchange on which the Common Stock is then traded for the date in question. If the Common Stock is no longer traded on any stock exchange or market as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances.

5.7 Transfer Restrictions.

5.7.1 Limitations on Exercise and Transfer. Unless otherwise expressly provided in (or pursuant to) this Section 5.7, by applicable law and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

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5.7.2 Exceptions. The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing (provided that any such transfers of ISOs shall be limited to the extent permitted under the federal tax laws governing ISOs). Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.

5.7.3 Further Exceptions to Limits on Transfer. The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

(a)	transfers to the Corporation,

(b)

the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c)	subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

(d)	subject to any applicable limitations on ISOs, if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e)

the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

5.8 International Awards. One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may, if deemed necessary or advisable by the Administrator, be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

5.9 Vesting. Subject to Section 5.1.2 hereof, awards shall vest at such time or times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant; provided, however, that in the absence of any award vesting periods designated by the Administrator at the time of grant in the applicable award agreement, awards shall vest as of the date of the grant.

6.	EFFECT OF TERMINATION OF SERVICE ON AWARDS

6.1 Termination of Employment.

6.1.1 The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award agreement otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

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6.1.2 For awards of stock options or SARs, unless the award agreement provides otherwise, the exercise period of such options or SARs shall expire: (1) three (3) months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary (provided; however, that in the event of the participant’s death during this period, those persons entitled to exercise the option or SAR pursuant to the laws of descent and distribution shall have one (1) year following the date of death within which to exercise such option or SAR); (2) in the case of a participant whose termination of employment is due to death or disability (as defined in the applicable award agreement), twelve (12) months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary; and (3) immediately upon a participant’s termination for “cause”. The Administrator will, in its absolute discretion, determine the effect of all matters and questions relating to a termination of employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a termination of employment and whether a participant’s termination is for “cause.”

If not defined in the applicable award agreement, “Cause” shall mean:

(i)	conviction of a felony or a crime involving fraud or moral turpitude; or
(ii)

theft, material act of dishonesty or fraud, intentional falsification of any employment or Company records, or commission of any criminal act which impairs participant’s ability to perform appropriate employment duties for the Corporation; or

(iii)

intentional or reckless conduct or gross negligence materially harmful to the Company or the successor to the Corporation after a Change in Control, including violation of a non-competition or confidentiality agreement; or

(iv)	willful failure to follow lawful instructions of the person or body to which participant reports; or
(v)	gross negligence or willful misconduct in the performance of participant’s assigned duties.

Cause shall not include mere unsatisfactory performance in the achievement of participant’s job objectives.

6.1.3 For awards of restricted shares, unless the award agreement provides otherwise, restricted shares that are subject to restrictions at the time that a participant whose employment or service is terminated shall be forfeited and reacquired by the Corporation; provided that, the Administrator may provide, by rule or regulation or in any award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to restricted shares shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of restricted shares. Similar rules shall apply in respect of RSUs.

6.2 Events Not Deemed Terminations of Service. Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than three (3) months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement.

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6.3 Effect of Change of Subsidiary Status. For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation, a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

7.	ADJUSTMENTS; ACCELERATION

7.1 Adjustments. Upon or in contemplation of any of the following events described in this Section 7.1: any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”); any merger, arrangement, combination, consolidation or other reorganization; any spin-off, split-up or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall in such manner, to such extent and at such time as it deems appropriate and equitable in the circumstances (but subject to compliance with applicable laws and stock exchange requirements) proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the number of shares provided for in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any or all outstanding awards, (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, and (5) the 162(m) compensation limitations set forth in Section 5.2.7 and (subject to Section 8.8.3(a)) the performance standards applicable to any outstanding awards (provided that no adjustment shall be allowed to the extent inconsistent with the requirements of Code section 162(m)). Any adjustment made pursuant to this Section 7.1 shall be made in a manner that, in the good faith determination of the Administrator, will not likely result in the imposition of additional taxes or interest under Section 409A of the Code. With respect to any award of an ISO, the Administrator may make such an adjustment that causes the option to cease to qualify as an ISO without the consent of the affected participant.

7.2 Change in Control. Upon a Change in Control, each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the Change in Control. Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change In Control (or upon any other event or other circumstance related to the Change in Control, such as an involuntary termination of employment occurring after such Change in Control, as the Administrator may determine), irrespective of whether such any such award has been substituted, assumed, exchanged or otherwise continued pursuant to the Change in Control.

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For purposes of this Plan, “Change in Control” shall be deemed to have occurred if:

(i) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Corporation, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

(ii) the Corporation shall be merged or consolidated with another entity, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting entity shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

(iii) the Corporation shall sell substantially all of its assets to another entity that is not wholly owned by the Corporation, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries and their affiliates; or

(iv) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Corporation (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates.

For purposes of this Section 7.2, ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

7.3 Early Termination of Awards. Any award that has been accelerated as required or permitted by Section 7.2 upon a Change in Control (or would have been so accelerated but for Section 7.4 or 7.5) shall terminate upon such event, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation of such award and provided that, in the case of options and SARs that will not survive, be substituted for, assumed, exchanged, or otherwise continued in the transaction, the holder of such award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding options and SARs in accordance with their terms before the termination of such awards (except that in no case shall more than ten (10) days’ notice of accelerated vesting and the impending termination be required and any acceleration may be made contingent upon the actual occurrence of the event).

The Administrator may make provision for payment in cash or property (or both) in respect of awards terminated pursuant to this section as a result of the Change in Control and may adopt such valuation methodologies for outstanding awards as it deems reasonable and, in the case of options, SARs or similar rights, and without limiting other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.

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7.4 Other Acceleration Rules. Any acceleration of awards pursuant to this Section 7 shall comply with applicable legal and stock exchange requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than thirty (30) days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an award if an event giving rise to the acceleration does not occur. Notwithstanding any other provision of the Plan to the contrary, the Administrator may override the provisions of Section 7.2, 7.3, and/or 7.5 by express provision in the award agreement or otherwise. The portion of any ISO accelerated pursuant to Section 7.2 or any other action permitted hereunder shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

7.5 Possible Rescission of Acceleration. If the vesting of an award has been accelerated expressly in anticipation of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards; provided, that, in the case of any compensation that has been deferred for purposes of Section 409A of the Code, the Administrator determines that such rescission will not likely result in the imposition of additional tax or interest under Code Section 409A.

8.	OTHER PROVISIONS

8.1 Compliance with Laws. This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any applicable stock exchange listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2 Future Awards/Other Rights. No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3 No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employment or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will or shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

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8.4 Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5 Tax Withholding. Upon any exercise, vesting, or payment of any award, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a) require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

(b) deduct from any amount otherwise payable in cash to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

8.6 Effective Date, Termination and Suspension, Amendments.

8.6.1 Effective Date and Termination. This Plan was approved by the Board and became effective on December 5, 2019. Unless earlier terminated by the Board, this Plan shall terminate at the close of business on December 5, 2029. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2 Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

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8.6.3 Stockholder Approval. To the extent then required by applicable law or any applicable stock exchange or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, this Plan and any amendment to this Plan shall be subject to stockholder approval.

8.6.4 Amendments to Awards. Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2(g).

8.6.5 Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change of or affecting any outstanding award shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7 Privileges of Stock Ownership. Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

8.8 Governing Law; Construction; Severability.

8.8.1 Choice of Law. This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Nevada.

8.8.2 Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.8.3 Plan Construction.

(a) Rule 16b-3. It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

(b) Section 162(m). Awards under Sections 5.1.4 through 5.1.7 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

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(c) Code Section 409A Compliance. The Board intends that, except as may be otherwise determined by the Administrator, any awards under the Plan are either exempt from or satisfy the requirements of Section 409A of the Code and related regulations and Treasury pronouncements (“Section 409A”) to avoid the imposition of any taxes, including additional income or penalty taxes, thereunder. If the Administrator determines that an award, award agreement, acceleration, adjustment to the terms of an award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a participant’s award to become subject to Section 409A, unless the Administrator expressly determines otherwise, such award, award agreement, payment, acceleration, adjustment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan and/or award agreement will be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A to the extent determined by the Administrator without the content or notice to the participant. Notwithstanding the foregoing, neither the Company nor the Administrator shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any participant under Section 409A and neither the Company nor the Administrator will have any liability to any participant for such tax or penalty.

(d) No Guarantee of Favorable Tax Treatment. Although the Company intends that awards under the Plan will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any participant for any tax, interest or penalties the participant might owe as a result of the grant, holding, vesting, exercise or payment of any award under the Plan

8.9 Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10 Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation. Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, arrangement, business combination, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan, except as may otherwise be provided by the Administrator at the time of such assumption or substitution or as may be required to comply with the requirements of any applicable stock exchange.

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8.11 Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12 No Corporate Action Restriction. The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, arrangement, business combination, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

8.13 Other Corporation Benefit and Compensation Programs. Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing or except as otherwise specifically set forth in the terms and conditions of such other employee welfare or benefit plan or arrangement. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Plan, effective as of _________, 2019.

SINGLEPOINTINC.

By:

Chief Financial Officer and Chief Executive Officer

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